SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 12, 2002

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817
 (Address of principal executive offices) (Zip Code)

(301) 581-0600
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

     Coventry Health Care, Inc. is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer submitted to the Securities and Exchange Commission pursuant to the Securities and Exchange Commission’s Order No. 4-460. Allen F. Wise, President, Chief Executive Officer and Director, and Dale B. Wolf, Executive Vice President, Chief Financial Officer and Treasurer submitted these statements with the Securities and Exchange Commission on August 14, 2002 and August 12, 2002, respectively, and are included as Exhibits 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits

	Exhibit No.	Description of Exhibit

	99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002
	99.2	Statement Under Oath of Principal Financial Officer dated August 12, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By: /s/ Dale B. Wolf

Dale B. Wolf
Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 12, 2002